UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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☐	Definitive Proxy Statement
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Cars.com Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!  CARS.COM INC.  2021 Annual Meeting  Vote by June 8, 2021  11:59 PM ET   CARS.COM INC.  300 S. RIVERSIDE PLAZA, SUITE 1000  CHICAGO, ILLINOIS 60606  D52587-P50320  You invested in CARS.COM INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2021.  Get informed before you vote.  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  June 9, 2021  9:00 AM CDT  Smartphone users  Point your camera here and vote without entering a control number  Virtually at:  www.virtualshareholdermeeting.com/CARS2021  *Please check the meeting materials for any special requirements for meeting attendance.  V1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Board Recommends  Voting Items  1. Election of Directors   Nominees:  For  01) Jerri DeVard  02) Scott Forbes  03) Jill Greenthal 04) Thomas Hale   05) Michael Kelly   06) Donald A. McGovern, Jr.   07) Greg Revelle   08) Jenell R. Ross   09) Bala Subramanian   10) T. Alex Vetter   11) Bryan Wiener  2. Ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent certified public accountants for fiscal year 2021.  For  For  3. Non-binding advisory resolution approving the compensation of the Named Executive Officers.  NOTE: In their discretion, the proxy holders are authorized to vote upon such other business, if any, as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D52588-P50320